SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 2003
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                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-8086                 06-0853856
         --------                       ------                 ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
  of Incorporation)                  File Number)           Identification No.)


                  6 Rubber Avenue, Naugatuck CT           06770
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         (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code (203)-729-0271
                                                           --------------



                                       N/A

          (Former Name or Former Address, if Changed Since Last Report


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Item 3.  Bankruptcy or Receivership


As disclosed in Form 8-K dated September 17, 2003, on September 15, 2003, the Company's Plan of Reorganization became effective and the Company emerged from Bankruptcy pursuant to the Plan approved on August 5, 2003 as described in Form 8-K dated August 5, 2003.

Filed as part of this report is the Company's Restated Certificate of Incorporation and the Amended and Restated Bylaws. In addition, the Subordinated Security Agreement in favor of the trustee under the Indenture, and the Company's new Stock and Bonus Plan, all as provided in the Plan of Reorganization.


Item 7.  Exhibits

 3.1   Restated Certificate of Incorporation
 3.2   Amended and Restated Bylaws
10.1   Subordinated Security Agreement
10.2   2003 Stock and Bonus Plan









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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       General DataComm Industries, Inc.
                                               (Registrant)

                                     By: /S/ William G. Henry
                                         William G. Henry
                                         Vice President and
                                         Principal Financial Officer

Dated:  September 18, 2003










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